                                                                 EXHIBIT 10.19

                                                           Proposal No. DSv1.0
                                                                 Date 06/01/99



[Logo of CONXION CORPORATION]


Tuesday, June 01, 1999

Michael Barry
Object Products
Mikeb@objectproducts.com
------------------------


I. The Conxion Internetwork:
---------------------------



Conxion is able to offer the highest performance and most reliable service because of our unique fault-tolerant architecture:

  . Each data center uses dual OC-48 circuits (over 300 Mbps) connected to diverse Network Access Points, over true SONET rings.

  .  OC-3c/OC-12c Packet over SONET backbone.

  .  All nodes utilize OC-48 SONET equipment, and are scalable to OC-768.

  .  All Web servers reside on 100Mbps LANs, uplinked to Gigabit Ethernet.

  . Customers experience maximum exposure to the Internet as a result of our Tier 1 provider status and over 140 public and private peering agreements.

  . Conxion's robust data center architecture is interconnected by a fully meshed ATM OC-3/ OC12 backbone.

  . Customers receive "single-hop/no pop" connectivity to the Internet exchange points.

  . Conxion's present throughput capability is in excess of 10 Terabytes per day.

  . Conxion's nation-wide network includes PBNAP, MAE-WEST, ADDS-Chicago, and MAE-EAST.

  . Expansion plans call for eight domestic data centers, and 1-3 international locations by the middle of 1999.



II.  Conxion Web Hosting Service
--------------------------------


Labor, Services, and Maintenance provided by Conxion for Dedicated Server hosting:


Data Center
-----------

  . Class "A" data centers with industrial strength hosting environment, controlled access, raised floors, HVAC, fire detection and suppression systems.

  . Racks are mounted to the concrete floor in a locked facility in a secure building.

  . Up to 8 separate power devices per rack with a total draw not exceeding 20 AMPS/rack.

  .  Fully conditioned electrical power.

  .  UPS back-up power, with multiple separate UPS units.

  . Diesel generator back-up power (72 hour capacity; hot refillable from the street).


            Conxion Corporation . 4201 Burton Drive . Santa Clara, CA 95054-1512
                         www.conxion.com . phone 408.566.8500 . fax 408.980.8240
                         ---------------

                                                             Proposal No. DSv1.0
                                                                   Date 06/01/99



[Logo of CONXION CORPORATION]

Internet Connectivity
---------------------

  . Full-time connectivity between the server complex and a backbone/edge router of no less than 100 Megabits/sec.

  . Full-time connectivity between backbone/edge router and the Internet of no less than OC-3. (155 Megabits/second).


Maintenance & Support
---------------------

  . Includes up to two hours of installation and standard configuration consulting for each server.

  .  7 x 24 maintenance of the server hardware.

  . Maintenance of the operating system and web server software, including as a minimum, revision levels and software patches.

  .  Access to 7 x 24  consulting services  (detailed description below)

  . File backup (daily incremental backup, weekly full backup). All backups are stored off-site in fireproof safes.

  .  Access to the server(s), with the assistance of Conxion personnel.

  . Full root/administrative access to servers. Customers are only prevented from altering anything that will affect the log files. Conxion must have access to log files at all times.

  . Detailed log usage reports, custom per request. The usage reports are in WUSAGE format. An example may be viewed on the Boutell.Com, Inc. Web Site at the following URL: http://www.boutell.com/wusage/example/.
                           --------------------------------------


Monitoring
----------

  . All servers and other network devices on Conxion's Internetwork are monitored every minute. If a server or device fails to respond for 5 minutes an email notification is sent. If a server or device fails to respond for 10 minutes a page notification is sent. Customers may opt to be included on the email notification for their server monitoring. Once the server has been restored a follow up email notification will be sent.

  . Standard monitoring includes A) Hardware B) Operating System C) HTTP & FTP requests.

  . Custom monitoring is available up on request. Depending on customer requirements, custom monitoring may require billable consulting time.



Service and Performance Guarantee
---------------------------------

  Service guarantee: (Excluding maintenance windows.) Conxion considers an "outage" to be any service degradation on Conxion's network that is greater than 50%, and lasts for more than 12 minutes. You will receive a free day of service for each day that you experience an outage. Five outages over a thirty-day rolling period and you will receive a free month of service. Two consecutive months of free service and you can cancel your contract without penalty.

  Performance guarantee: Conxion guarantees the facility you are connected to will always be at least three times bigger than the 100Mbit LAN, and will never exceed an average of 70% utilization. Conxion will increase bandwidth when the average utilization of Conxion's circuit is 70%.

Customer Responsibilities
-------------------------

  .  Experience with the UNIX or NT platform being provided by Conxion.

  . Internet Access to remotely maintain and administer your site. (If needed, Conxion can provide


Conxion Confidential                  DSv1.0                             Page 2

                                                             Proposal No. DSv1.0
                                                                   Date 06/01/99



[Logo of CONXION CORPORATION]

     Internet Access in the San Francisco Bay Area, Chicago, and Washington DC)

  .  Maintenance of system security as you deem necessary.

  .  Third party software licenses and installation, unless otherwise indicated.

  .  Content installation and updates.

  . Conxion shares administrative access and retains rights to all server log files. Customer cannot alter the log files without Conxion approval.


  NOTE: **Any changes made to the log files without Conxion's approval will be corrected at your expense, billing will be based on Conxion's consulting services described herein. **



III.   Conxion Proposed Solution(s):
-----  -----------------------------


Download Services:

Conxion currently provides http:// download service for some of the biggest names in the industry including Microsoft, Intel and Oracle. Turnaround time for setting up a download site can be as fast as 24 hours under Conxion's Shared Server program. This service is offered on Conxion's shared servers and the customer pays only for throughput as calculated in the standard metered usage chart. The service can also be implemented on a dedicated machine under Conxion's Dedicated Server program, for which the quarterly server fee must be paid in addition to usage charges.



Dedicated Server Offering:

The Dedicated Server Offering from Conxion is for customers who wish to take advantage of Conxion's unmatched Web Hosting service and require dedicated servers for security, capacity, or manageability. Conxion Dedicated Server customers have the choice of using a high performance UNIX or NT machine, both on Conxion's standard 100Mbps Web Farm LAN. Dedicated Server customers pay a quarterly fee for the dedicated machine and throughput charges derived from the standard metered usage chart (below).



     NT Server: Compaq 1850R
     -    Processor: Dual Pentium II, Twin 450 MHz
     -    Memory: 320 MB RAM
     - Storage: 3 x 9 GB FAST WIDE SCSI HDDS, RAID 5 striped, hot pluggable/hot swappable
     -    Network: 100 BaseT Ethernet / Full Duplex Mode
     -    Conxion server service
     -    Web Server: IIS/Netscape Enterprise server software
     -    OS: Microsoft NT Server 4.0
     -    Standard Setup: PCAnywhere, FrontPage '98 Extensions, ASP, CGI, FTP,
          SMTP


Conxion Confidential                  DSv1.0                             Page 3

                                                             Proposal No. DSv1.0
                                                                   Date 06/01/99



[Logo of CONXION CORPORATION]


IV.   Pricing Summary
----  ---------------



Conxion bills based upon actual usage. Please refer to the Dedicated Metered Usage Schedule provided below. If you anticipate your first quarter usage at lower or higher than that estimated below, please adjust the amount based upon your most recent projections.


Qty                           Item                              Monthly           Initial Qtr.           Contract Term
----------------------------------------------------------------------------------------------------------------------------
Hosting Solution:  Compaq 1850R
----------------------------------------------------------------------------------------------------------------------------
          1  Server Fee: Compaq 1850R                             [*]                  [*]                    [*]
----------------------------------------------------------------------------------------------------------------------------
          1  Server Colocation Fee                                [*]                  [*]                    [*]
----------------------------------------------------------------------------------------------------------------------------
          1  24x7 Server Maintenance                              [*]                  [*]                    [*]
----------------------------------------------------------------------------------------------------------------------------
                                            Server Sub Total      [*]                  [*]                    [*]
----------------------------------------------------------------------------------------------------------------------------
          1  Usage:/2/  Usage 10GB/ Month                         [*]                  [*]                    [*]
----------------------------------------------------------------------------------------------------------------------------
          1  Set Up Fee/3/ ($1500)                                 -                    -                      -
----------------------------------------------------------------------------------------------------------------------------
          1  Expedite Fee/4/ ($2000)                               -                    -                      -
----------------------------------------------------------------------------------------------------------------------------
                                                  Total Cost      [*]                  [*]                    [*]
----------------------------------------------------------------------------------------------------------------------------


                           CONTRACT TERM: 12 Months

1. Payment is quarterly in advance. PO for full contract term required with order.

2. Minimum usage is [*]/10GB of usage per month per server. Usage pricing is based off of Conxion's Dedicated Server Metered Usage Schedule. Customers whose throughput estimations surpass actual activity will be credited for future service. If an underestimation of throughput is made, the difference will be billed the following quarter.

3. Set Up Fee applies for contract terms less than one year. $1500/server

4. Expedite Fee applies for service setup in less than two weeks from date accepted by Conxion Finance. $2000/server



V.  Technical Support
---------------------


Conxion understands that your Internet strategy is mission critical. That is why we put so much emphasis on our reliability, high performance and customized technical support.

The $300 per month server support fee provides 24 x 7 monitoring of your server's performance and its network connectivity. Conxion proactively monitors network activity and behavior in order to be able to deal with issues before they become problems. Any problems with your server, it's operating system, or its Internet connectivity will be dealt with by our professional staff in a prompt and efficient manner, 24 hours a day, 7 days a week, at no charge to the customer. Any support requirements created by customer modification of the standard configuration will be considered a consulting service.



* Material has been omitted pursuant to a request for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.


Conxion Confidential                  DSv1.0                             Page 4

                                                             Proposal No. DSv1.0
                                                                   Date 06/01/99



[Logo of CONXION CORPORATION]



VI.     Consulting Services
---------------------------

Conxion's expert technical staff is available to answer any of your questions, or help you solve any problem you may have with your server. Consulting services are billed at a rate of $150/hr during business hours (8 A.M to 6 P.M., M-F PST) and $350/hr during off-hours (6 P.M. to 8 A.M. M-F and all day Saturday Sunday PST). Any problems that you experience which are shown to have been caused by Conxion, will not be billed.

If your business needs to pre-approve consulting service expenditures, we recommend that you include a line item in your initial Purchase Order covering an initial block of 10 hours of service. The service will be charged as a line item in your invoice as you accrue billable hours. Please be sure to include the names of employees at your company authorized to incur billable consulting services.



VII.  Ordering and Billing
--------------------------


All prices quoted within this proposal are valid for 30 (thirty) days from above date. Billing for all Conxion services is quarterly in advance. Dedicated Server customers pay throughput/month charges in addition to quarterly server fees. An estimate of the future quarter's throughput is necessary to determine the advance billing charge. Customers whose throughput estimations surpass actual activity will be credited for future service. If an underestimation of throughput is made, the difference will be billed the following quarter.


To Order:

 . All orders are subject to the "TERMS AND CONDITIONS" as indicated below.

 . Ordering for all services requires a P.O. with "Net Due" terms, which must include an acknowledgment of the recurring nature of the ongoing Internet service for the duration of the contract. A physical purchase order is preferable; a faxed purchase order is acceptable.

 . Payment must be received prior to service activation. Please include a check for the first term of service with your purchase order if immediate service activation is required. Otherwise, Conxion will await payment on the first invoice before activating the service.

 . Please return the attached agreement and technical contact sheet with you order.

 . If your company requires pre-approval before accruing consulting expenses, please include a line item for consulting services, and the names of employees at your company authorized to accrue billable consulting services.


Lead-Time: Lead-time for Conxion Dedicated Server service implementation is two weeks from receipt of payment. Payment for the first quarterly invoice must be received prior to service commencement. Dedicated server implementation can be expedited to less than 2 (two) weeks at a cost of $2,000 per dedicated server.


Conxion Confidential                  DSv1.0                             Page 5

                                                             Proposal No. DSv1.0
                                                                   Date 06/01/99



[Logo of CONXION CORPORATION]

Dedicated Server Metered Usage Schedule:


All Dedicated Server prices are based on throughput/month as calculated in this chart.



            Throughput/Month                  Monthly Rates                 Quarterly Rates
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                   10.0                            [*]                                       [*]
--------------------------------------------------------------------------------------------------------------
                   11.0                            [*]                                       [*]
--------------------------------------------------------------------------------------------------------------
                   12.0                            [*]                                       [*]
--------------------------------------------------------------------------------------------------------------
                   13.0                            [*]                                       [*]
--------------------------------------------------------------------------------------------------------------
                   15.0                            [*]                                       [*]
--------------------------------------------------------------------------------------------------------------
                   17.0                            [*]                                       [*]
--------------------------------------------------------------------------------------------------------------
                   20.0                            [*]                                       [*]
--------------------------------------------------------------------------------------------------------------
                   22.0                            [*]                                       [*]
--------------------------------------------------------------------------------------------------------------
                   24.0                            [*]                                       [*]
--------------------------------------------------------------------------------------------------------------
                   26.0                            [*]                                       [*]
--------------------------------------------------------------------------------------------------------------
                   28.0                            [*]                                       [*]
--------------------------------------------------------------------------------------------------------------
                   30.0                            [*]                                       [*]
--------------------------------------------------------------------------------------------------------------
                   33.0                            [*]                                       [*]
--------------------------------------------------------------------------------------------------------------
                   36.0                            [*]                                       [*]
--------------------------------------------------------------------------------------------------------------
                   39.0                            [*]                                       [*]
--------------------------------------------------------------------------------------------------------------
                   42.0                            [*]                                       [*]
--------------------------------------------------------------------------------------------------------------
                   45.0                            [*]                                       [*]
--------------------------------------------------------------------------------------------------------------
                   48.0                            [*]                                       [*]
--------------------------------------------------------------------------------------------------------------
                   51.0                            [*]                                       [*]
--------------------------------------------------------------------------------------------------------------
                   52.0                            [*]                                       [*]
--------------------------------------------------------------------------------------------------------------
                   55.0                            [*]                                       [*]
--------------------------------------------------------------------------------------------------------------
                   58.0                            [*]                                       [*]
--------------------------------------------------------------------------------------------------------------
                   61.0                            [*]                                       [*]
--------------------------------------------------------------------------------------------------------------
                   64.0                            [*]                                       [*]
--------------------------------------------------------------------------------------------------------------
                   67.0                            [*]                                       [*]
--------------------------------------------------------------------------------------------------------------
                   70.0                            [*]                                       [*]
--------------------------------------------------------------------------------------------------------------
                   73.0                            [*]                                       [*]
--------------------------------------------------------------------------------------------------------------
                   76.0                            [*]                                       [*]
--------------------------------------------------------------------------------------------------------------
                   79.0                            [*]                                       [*]
--------------------------------------------------------------------------------------------------------------
                   82.0                            [*]                                       [*]
--------------------------------------------------------------------------------------------------------------
                   85.0                            $[*]/MB
--------------------------------------------------------------------------------------------------------------




* Material has been omitted pursuant to a request for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.


Conxion Confidential                  DSv1.0                             Page 6

                                                             Proposal No. DSv1.0
                                                                   Date 06/01/99



[Logo of CONXION CORPORATION]


CONXION TERMS AND CONDITIONS


1. Conxion services may only be used for lawful purposes. Transmission of any material in violation of any US federal law is prohibited. This includes but is not limited to; copyrighted material, material legally judged to be threatening or obscene or material protected by trade secret. The customer agrees to indemnify and hold harmless Conxion from any claims resulting from the customer use of these services, which damages the customer or another party.

2. Access to any other networks connected to Conxion implies that the customer must comply with the rules appropriate for that other network. Conxion services may be used for any lawful purpose, including any lawful commercial purpose. Connectivity is provided for the customer organization only.

3. Conxion makes no warranties or conditions, either express or implied, including without limitation, warranties of title, non-infringement and the implied warranties of merchantability and fitness for a particular purpose, concerning the services provided or any information accessed using these services.

4. Conxion will not be liable for any direct or indirect damages, including without limitation, lost profits, lost savings, or any incidental, special, or indirect damages or other economic consequential damages, even if Conxion has been advised of the possibility of such damages, which may result from the use of these services by its customers or any related or unrelated third parties. This includes loss of data resulting from delays, non-deliveries, mis-deliveries or service interruptions caused by Conxion negligence or the customer's errors or omissions.

5. Conxion specifically denies any responsibility for the accuracy or quality of information obtained through its services. Use of any information obtained via Conxion services is at the customer's own risk.

6. Services are invoiced and payment is required in advance of the first day that services are available. The invoice amount shall be appropriate to the selected term (monthly, quarterly, or annually) in accordance with Conxion's price list. Ongoing services billed under a monthly or quarterly plan will be invoiced in advance on the first day of the month succeeding the month in which the term expired. Cancellation of service must be in writing with 60 days notice. Conxion reserves the right to change the service rates upon 60 days notice in advance of the effective date.

7. Conxion Dedicated/Web customers have root access to their servers, if desired. However, customers may not move, modify, or otherwise inhibit Conxion's access to the web server log files.

8. Terms of payment are 10 days from date of invoice. Accounts are in default if payment is not received by due date. Accounts unpaid 30 days from date of invoice may have their service interrupted. Such interruption does not relieve the customer from the obligation to pay amounts due. Accounts in default are subject to a service charge of 1.5% per month on the outstanding balance. If in payment default, the customer agrees to reimburse Conxion its reasonable expenses, including attorney and other fees, incurred in collecting amounts due.

9. These terms and conditions supersede all previous representations, understandings or agreements and shall prevail notwithstanding any variance with terms and conditions of any other submitted. Use of Conxion's services constitutes acceptance of these terms and conditions.



Conxion Confidential                  DSv1.0                             Page 7

                                                             Proposal No. DSv1.0
                                                                   Date 06/01/99

                          DEDICATED SERVER AGREEMENT

[Logo of CONXION CORPORATION]





Company :     Object Products  Billing Contact:  Laurel Brown
            -----------------                  ----------------------------
Billing Address: 330 Townsend  Department:
                -------------                  ----------------------------
              Suite 206        Phone Number:     415-495-4741 x106
            -----------------                  ----------------------------
City:         SF               Fax Number:       415-495-4748
            -----------------                  ----------------------------

State:        CA               Email Address:    Laurelb@objectproducts.com
            -----------------                  ----------------------------
Zip:          94107            Tax ID Number:    68-0347739
            -----------------                  ----------------------------
                               D&B Number:
                                               ----------------------------
Project Mgr:                   Phone Number:     415-495-4741 x104
            -----------------                  ----------------------------
                               Email Address:    Mikeb@objectproducts.com
                                               ----------------------------


Estimated Charges as Per Proposal

Qty                       Item                               Monthly           Initial Qtr.           Contract Term
-------------------------------------------------------------------------------------------------------------------------
Hosting Solution:  Compaq 1850R
-------------------------------------------------------------------------------------------------------------------------
          1  Server Fee: Compaq 1850R                          [*]                  [*]                    [*]
-------------------------------------------------------------------------------------------------------------------------
          1  Server Colocation Fee                             [*]                  [*]                    [*]
-------------------------------------------------------------------------------------------------------------------------
          1  24x7 Server Maintenance                           [*]                  [*]                    [*]
-------------------------------------------------------------------------------------------------------------------------
                                            Server Sub Total   [*]                  [*]                    [*]
-------------------------------------------------------------------------------------------------------------------------
          1  Usage:/2/  Usage 10GB/ Month                      [*]                  [*]                    [*]
-------------------------------------------------------------------------------------------------------------------------
          1  Set Up Fee/3/ ($1500)                              -                    -                      -
-------------------------------------------------------------------------------------------------------------------------
          1  Expedite Fee/4/ ($2000)                            -                    -                      -
-------------------------------------------------------------------------------------------------------------------------
                                                  Total Cost   [*]                  [*]                    [*]
-------------------------------------------------------------------------------------------------------------------------


                           CONTRACT TERM: 12 Months

1. Payment is quarterly in advance. PO for full contract term required with order.

2. Minimum usage is [*]/10GB of usage per month per server. Usage pricing is based off of Conxion's Dedicated Server Metered Usage Schedule. Customers whose throughput estimations surpass actual activity will be credited for future service. If an underestimation of throughput is made, the difference will be billed the following quarter.

3. Set Up Fee applies for contract terms less than one year. $1500/server

4. Expedite Fee applies for service setup in less than two weeks from date accepted by Conxion Finance. $2000/server

Object Products         , hereafter referred to as "Customer", hereby orders
------------------------
from Conxion Corporation, the Products and Services for the term specified in this Order Form and Agreement. This Order Form and Agreement is valid when accepted by an authorized representative of Conxion. The term begins on the day of installation of equipment by Conxion.

CUSTOMER HAS READ AND AGREES TO BE BOUND BY THE "CONXION TERMS AND CONDITIONS" FOR THE SERVICES SPECIFIED IN THIS AGREEMENT. CUSTOMER AND CONXION AGREE THAT THE TERMS AND CONDITIONS OF THIS AGREEMENT REPLACE PROVISIONS OF ANY CUSTOMER DRAFTED PURCHASE ORDER AND SUPERSEDE ALL PROPOSALS, WRITTEN OR ORAL, AS WELL AS OTHER COMMUNICATIONS BETWEEN CUSTOMER AND CONXION RELATING TO THIS ORDER.

Customer confirms that non-standard support services will be billed to customer account at the rate of $150/HR during business hours and $350/HR during non-business hours (subject to engineer availability). Such services will only be extended to parties designated as technical and administrative contacts.




[ ] DNS Form Attached    [ ] Custom Configuration/Consulting Form Attached

[ ] Technical Support Contact Sheet Attached


ACCEPTED BY CUSTOMER:                         ACCEPTED BY CONXION SALES:                ACCEPTED BY CONXION FINANCE:
Signature: /s/                                Signature                                 Signature:
          -----------------------------                ---------------------------                ----------------------------
Name: Michael Barry                           Name:                                     Name:
      ---------------------------------                ---------------------------                ----------------------------
Title:   C.I.O.                               Title:
      ---------------------------------                ---------------------------
Date: 6/1/99      PO# 9904001                 Date:             Order#                  Date:           Customer #
     ------------     -----------------            ------------        -----------           -----------           -----------

* Material has been omitted pursuant to a request for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.

Conxion Confidential                   06/01/99                          Page 8

                                                             Proposal No. DSv1.0
                                                                   Date 06/01/99


[Logo of CONXION CORPORATION]

Support Services Information Form

Please select one of the following billing options:

[  ]   Please add billable consulting services to my monthly invoice as they are accrued.

[  ]   Billable consulting services require a pre-approved Purchase Order.
       Please find Purchase Order # ___________________ attached as an open Purchase Order for consulting services.


Authorized Contacts:


Please identify the "Super User" and up to two other contacts for your company. The Super User is the primary point of contact and the only one authorized to call Conxion with updates to your company's list of "Authorized Contacts." Please identify the other two contacts as either "Technical Contacts" or "Reports-Only Contacts." Technical contacts have access to the full range of technical services. Reports-Only contacts can only access your website's online reports. Note that requests from un-authorized contacts from your company will not be provided service.


Contact 1: Super User and designated primary point of contact.


First Name:                       Last Name:
                      -------------------------------------------------
Company:
                      -------------------------------------------------
Department:
                      -------------------------------------------------
Title:
                      -------------------------------------------------
Email Address:
                      -------------------------------------------------
Fax No.:
                      -------------------------------------------------
Primary Phone No.:
                      -------------------------------------------------
Cell Phone No.:
                      -------------------------------------------------
Pager No:
                      -------------------------------------------------


Contact 2:            [ ]Technical contact    [ ] Reports-Only contact


First Name:                       Last Name:
                      -------------------------------------------------
Company:
                      -------------------------------------------------
Department:
                      -------------------------------------------------
Title:
                      -------------------------------------------------
Email Address:
                      -------------------------------------------------
Fax No.:
                      -------------------------------------------------
Primary Phone No.:
                      -------------------------------------------------
Cell Phone No.:
                      -------------------------------------------------
Pager No:
                      -------------------------------------------------


Contact 3:            [ ]Technical contact    [ ] Reports-Only contact


First Name:                       Last Name:
                      -------------------------------------------------
Company:
                      -------------------------------------------------
Deparatment:
                      -------------------------------------------------
Title:
                      -------------------------------------------------
Email Address:
                      -------------------------------------------------
Fax:
                      -------------------------------------------------
Primary Phone No.:
                      -------------------------------------------------
Cell Phone No.:
                      -------------------------------------------------
Pager No:
                      -------------------------------------------------



Conxion Confidential                   06/01/99                          Page 9